UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (date of earliest event reported): September 9, 2004
                                                  ------------------------------

                               YDI WIRELESS, INC.
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             (Exact name of registrant as specified in its charter)


             Delaware                      000-29053              04-2751645
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(State or other jurisdiction of   (Commission file number)   (IRS employer
         incorporation)                                      identification no.)


   8000 Lee Highway, Falls Church, VA                                    22042
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(Address of principal executive offices)                              (Zip code)


Registrant's telephone number, including area code:  (703) 205-0600
                                                   -----------------------------

                                 Not Applicable
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          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)


[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)


[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))


[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
           ------------------------------------------

Approval of 2004 Stock Plan
---------------------------

     At the annual meeting of stockholders of YDI Wireless, Inc. held on September 9, 2004, the stockholders of the company approved the company's 2004 Stock Plan.

     On July 16, 2004, the Compensation Committee of YDI's board of directors recommended the 2004 Stock Plan to the full board of directors. YDI's board of directors approved the 2004 Stock Plan on August 5, 2004, subject to stockholder approval at the September 9, 2004 annual meeting.

     The 2004 Stock Plan provides for the granting of stock options, stock awards, stock appreciation rights, and other equity-based awards to YDI's employees, directors, and consultants. The maximum number of shares of YDI's common stock that may be granted or issued under the 2004 Stock Plan is 1,150,000 shares. Now that the 2004 Stock Plan has been approved by YDI's stockholders, equity grants may be made and shares issued under the plan without further stockholder approval.

     The following summary outlines the principal features of the 2004 Stock Plan (the "Plan").

     Purpose. The purpose of the Plan is to provide directors, officers, employees, and consultants of YDI and its affiliates with additional incentives to contribute to YDI's future growth and success by increasing their capital stock ownership in YDI. The Plan provides a flexible framework that will permit YDI's board of directors to develop and implement a variety of stock-based programs based on changing needs of YDI, its competitive market, and regulatory climate. YDI's board of directors believes it is in the best interest of YDI's stockholders for officers, employees, and members of the board of directors of YDI to own stock in YDI and that such ownership will enhance YDI's ability to attract highly qualified personnel, strengthen its retention capabilities, enhance the long-term performance of YDI and its subsidiaries, and vest in participants a proprietary interest in the success of YDI and its subsidiaries.

     Eligibility. All directors, officers, employees, and consultants of YDI and its affiliates are eligible to participate in the Plan.

     Administration. YDI's board of directors and the Compensation Committee of YDI's board of directors (collectively referred to as the "Plan Committee") administer the Plan. The Plan Committee has broad powers to administer the Plan, including the authority to determine the persons to whom equity grants are made, the type of the grant, the size of the grant, any vesting provisions, the exercise or purchase price, the duration of the equity grant, any restrictions on the equity grant, and the other terms and conditions of any grant.

     Term of Plan. The Plan will remain in effect until August 4, 2014 unless terminated earlier by the board of directors. No equity grant may be made after the Plan has been terminated.

     Maximum Number of Shares Issuable. The maximum number of shares of YDI's common stock that may be issued or issuable under the Plan may not exceed 1,150,000 shares. All shares will be newly issued by YDI or from YDI's treasury stock upon the exercise of an equity grant under the Plan. The number of shares which may be issued under the Plan is subject to adjustment upon the occurrence of certain corporate events including the issuance of dividends in the form of stock, stock splits, recapitalizations, mergers, consolidations, combinations or exchanges of shares, separations, reorganizations, and liquidations. Shares of YDI's common stock subject to equity grants under the Plan which have expired, terminated, or been canceled or forfeited will be available for issuance or use in connection with future equity grants.

     Award Types. Individual awards under the Plan may take the form of one or more of incentive stock options, non-qualified stock options, stock appreciation rights (SARs), and stock purchases or awards (either restricted or unrestricted). Due to the uncertainty concerning Financial Accounting Standards Board decisions regarding expensing of stock options, YDI is reviewing its current compensation and benefit programs. Although YDI believes that performance-based long-term incentives are a necessary component of its compensation program,

YDI has designed the Plan to allow for flexibility to issue the types of equity-based compensation it believes are most appropriate in the circumstances.

     Incentive Stock Options. Only employees of YDI or its affiliates may receive incentive stock options. Incentive stock options entitle the holder to purchase a certain number of shares of YDI's common stock at an exercise price specified at the time the option is granted. The exercise price per share of common stock which may be purchased under an incentive stock option may not be less than 100% of the fair market value of a share of YDI's common stock on the date the option is granted. If the equity grant recipient owns more than 10% of YDI's stock, then the exercise price must be at least 110% of that fair market value. The aggregate fair market value of all shares of YDI's common stock subject to incentive stock options for an employee which become exercisable by that employee for the first time during any year may not exceed $100,000. Any incentive stock options granted to an employee owning more than 10% of YDI's common stock must expire not more than 5 years from the date of grant, and all other incentive stock options must expire not more than 10 years from the date of grant.

     Non-Qualified Stock Options. Non-qualified stock options, which are stock options that are not incentive stock options, entitle the holder to purchase a certain number of shares of YDI's common stock at an exercise price specified at the time the option is granted. Under the terms of the Plan, the Plan Committee sets the exercise price of any non-qualified stock options at its discretion.

     SARs. SARs may either be issued together with stock options or apart from stock options. SARs are rights that, when exercised, entitle the holder to the appreciation in value of the number of shares of YDI's common stock specified in the grant from either the exercise price of a share under the option (if the SAR is granted with an option) or the date granted (if the SAR is granted apart from any options) to the date exercised. An exercised SAR will be paid in cash or in stock, as determined in the sole discretion of the Plan Committee at the time the SAR is awarded. The grant of a SAR that by its terms is to be settled in cash does not reduce the number of shares of common stock that are available for equity grants under the Plan.

     Stock Awards and Purchases. Under the Plan, the Plan Committee can issue restricted stock and unrestricted stock awards and bonuses. Restricted stock consists of stock issued under the Plan that is subject to certain restrictions established by the Plan Committee. Unrestricted stock is stock issued under the Plan without transfer, vesting, sale, or other similar restrictions. The Plan Committee can also grant rights to purchase shares of YDI's common stock under the Plan at prices and on such other terms as it determines in its sole discretion.

     Exercise of Equity Grant. If applicable, the vested portion of an equity grant may be exercised by giving written notice to YDI at its designated office address identifying the equity grant being exercised, specifying the portion of the equity grant being exercised, and providing payment in one of the following forms: (a) United States cash or cash equivalent or (b) at the discretion of the Plan Committee, (i) shares of YDI's common stock previously issued to the equity grant holder having a fair market value on the date of exercise equal to the exercise price of the equity grant, (ii) delivery of the equity grant holder's promissory note, (iii) a "cashless" exercise in which YDI withholds from those shares that would otherwise be obtained on the exercise of such equity grant the number of shares having a fair market value on the date of exercise equal to the aggregate exercise price, (iv) a "cashless" exercise in which the equity grant holder uses a broker to sell the shares on its behalf, to use the proceeds to pay the exercise price and taxes, and then to distribute the excess to the equity grant holder in either cash or stock, or (v) any combination of the above payment options.

     Fair Market Valuation Calculation. The fair market value of a share of YDI's common stock will be the closing price on the applicable date on the securities market where YDI's common stock is traded, or if there were no sales on the date of grant, on the next preceding date within a reasonable period on which there were sales. In the event that there were no sales in such a market within a reasonable period or if YDI's common stock is not publicly traded on the applicable date, the fair market value will be as determined in good faith by the Plan Committee in its sole discretion.

     Nontransferability of Equity Grants. Equity grants are not assignable or transferable by the recipient, either voluntarily or by operation of law, except by will or by the laws of descent and distribution or as permitted by the Plan Committee in a specific situation. During the lifetime of the recipient, no equity grant will be exercisable by or payable to anyone other than the recipient or his legal representative or permitted assignee.

     Amendments. The Plan may be terminated or amended by YDI's board of directors in any manner allowed by law, but no amendment will be effective without approval of YDI's stockholders if stockholder approval if required by applicable federal or state law or regulation or by the rules of any stock exchange or automated quotation system on which YDI's common stock may then be listed or quoted. Neither YDI's board of directors nor the stockholders may adversely alter or impair the rights of an equity grant holder without that holder's consent.

     Adjustments. Notwithstanding any other provision of the Plan, the Plan Committee may at any time make or provide for such adjustments to the Plan, to the number and class of shares available under the Plan or to any outstanding equity grants, as it deems appropriate to prevent dilution or enlargement of rights, including adjustments in the event of distributions to holders of YDI's common stock of other than a normal cash dividend, and changes in YDI's outstanding common stock by reason of stock dividends, split-ups, recapitalizations, mergers, consolidations, combinations or exchanges of shares, separations, reorganizations, liquidations and the like. In the event of any general offer to holders of YDI's common stock relating to the acquisition of their shares, the Plan Committee may make such adjustment as it deems equitable in respect of outstanding equity grants including, in the Plan Committee's discretion, revision of outstanding equity grants so that they may be exercisable for the consideration payable in the acquisition transaction. Any such determination by the Plan Committee will be conclusive.

     Withholding. It will be a condition of YDI's obligation to issue common stock upon exercise of an equity grant that the person exercising the equity grant pay, or make provision satisfactory to YDI for the payment of, any taxes which YDI is obligated to collect with respect to the issuance of its common stock upon such exercise.

     Compliance with Laws. YDI's obligation to sell and deliver shares of its common stock under the Plan is subject to the approval of any governmental authority required in connection with the authorization, issuance, or sale of such shares and the availability of federal and appropriate state securities law registrations, qualifications, and/or exemptions.

Amendment of Prior Stock Plans
------------------------------

     On July 16, 2004, the Compensation Committee of YDI's board of directors recommended to the full board of directors that, upon approval of the 2004 Stock Plan by YDI's stockholders, YDI's current stock plans be amended to reduce the number of shares issuable pursuant to those plans to just the number subject to then-outstanding stock options so that no further awards would be granted under those plans. On August 5, 2004, YDI's board of directors did approve the amendment of YDI's current stock plans as recommended, subject to stockholder approval of the 2004 Stock Plan at the September 9, 2004 annual meeting. Because the 2004 Stock Plan was approved at the annual meeting, YDI's current stock plans were amended also effective September 9, 2004.

     Following is a summary of the shares available for issuance under the affected plans prior to the September 9, 2004 stockholders meeting:


-------------------------------------------------------------------------------------------------------------------
                                Total Plan Balance Prior        Shares subject to      Number of Shares Remaining
                                 to Stockholder Meeting     Outstanding Stock Options     Available for Future
                                 (Total Shares Available      Prior to Stockholder          Issuance Prior to
Name of YDI Stock Plan Amended  for Issuance under Plan)             Meeting               Stockholder Meeting
-------------------------------------------------------------------------------------------------------------------
-
-------------------------------------------------------------------------------------------------------------------
1996 Stock Plan............               48,191                      42,618                       5,573
-------------------------------------------------------------------------------------------------------------------
1997 Stock Plan............              313,107                     284,427                      28,680
-------------------------------------------------------------------------------------------------------------------
1999 Stock Plan............              381,965                     178,162                     203,803
-------------------------------------------------------------------------------------------------------------------
2001 Nonqualified Stock Plan             297,266                      98,030                     199,236
-------------------------------------------------------------------------------------------------------------------

     In summary, the amendments reduced the number of shares available for issuance under each of YDI's 1996 Stock Plan, 1997 Stock Plan, 1999 Stock Plan, and 2001 Nonqualified Stock Plan to just the number of shares subject to stock options outstanding prior to the stockholders meeting on September 9, 2004. Specifically, the number of shares available for issuance under the 1996 Stock Plan was reduced by 5,573; the number of shares available for issuance under the 1997 Stock Plan was reduced by 28,680; the number of shares available for issuance under the 1999 Stock Plan was reduced by 203,803; and the number of shares available for issuance under the 2001 Nonqualified Stock Plan was reduced by 199,236.
                                * * * * * * * * *
     The foregoing description of the 2004 Stock Plan and the amendments to the 1996 Stock Plan, the 1997 Stock Plan, the 1999 Stock Plan, and the 2001 Nonqualified Stock Plan does not purport to be complete and is qualified in its entirety by the terms and conditions of 2004 Stock Plan, a copy of which is filed as Exhibit 10.1 to this Form 8-K, Amendment No. 1 to the 1996 Stock Plan, a copy of which is filed as Exhibit 10.2 to this Form 8-K, Amendment No. 1 to the 1997 Stock Plan, a copy of which is filed as Exhibit 10.3 to this Form 8-K, Amendment No. 1 to the 1999 Stock Plan, a copy of which is filed as Exhibit 10.4 to this Form 8-K, and Amendment No. 1 to the 2001 Nonqualified Stock Plan, a copy of which is filed as Exhibit 10.5 to this Form 8-K, and each of which is incorporated by reference.

Item 8.01 Other Events.
          ------------

     At the annual meeting of stockholders of YDI Wireless, Inc. held on September 9, 2004, each of the following individuals was elected as a director of the company:

                               Daniel A. Saginario
                              Robert E. Fitzgerald
                                John W. Gerdelman
                                 Daniel R. Hesse
                                Patrick L. Milton
                                Gary E. Rieschel
                               Robert A. Wiedemer

Item 9.01 Financial Statements and Exhibits.
          ---------------------------------

     (c)  Exhibits

     See Exhibit Index.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               YDI WIRELESS, INC.

Dated: September 15, 2004                      By:    /s/ David L. Renauld
                                                      --------------------
                                                      David L. Renauld
                                                      Vice President

                                  EXHIBIT INDEX

   Number      Title
   ------      -----

    10.1      2004 Stock Plan of the Registrant.
    10.2      Amendment No. 1 to 1996 Stock Plan of the Registrant.
    10.3      Amendment No. 1 to 1997 Stock Plan of the Registrant.
    10.4      Amendment No. 1 to 1999 Stock Plan of the Registrant.
    10.5      Amendment No. 1 to 2001 Nonqualified Stock Plan of the Registrant.